UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

February 1, 2024

Date of report (date of earliest event reported)

Mastermind, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	Commission File No. 000-26533	82-3807447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2221 Peachtree Rd. NE, STE D-134, Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

(678) 420-4000

(Registrant’s Telephone Number)

Not Applicable

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2024, the board of directors of the registrant Mastermind, Inc. adopted an amendment to the registrant’s bylaws, effective as of December 31, 2023, to provide that the registrant’s fiscal year-end be changed from September 30 to December 31. The registrant intends to file a transition report under Rule 15d-10 for the transition period, which will be the three months ended December 31, 2023.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mastermind, Inc.

Dated: February 1, 2024	By:	/s/ Danial A. Dodson
Danial A. Dodson
Chief Executive Officer

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